Supplement Dated August 7, 2013 to your Prospectus Dated May 1, 2013

Effective on the close of business on September 4, 2013 ("Portfolio Closing Date"), the UIF Core Plus Fixed Income Portfolio Class I sub-account (the “Portfolio”) will no longer be available as an investment option for your Contract.  However, Contract Owners who have Account Value allocated to the Portfolio on the Portfolio Closing Date may continue to allocate new premium and Account Value to the Portfolio after the Portfolio Closing Date.

This supplement should be retained with the prospectus for future reference.

HV-7541